                                                                   EXHIBIT 10.42

                 SERIES 1996-1  CERTIFICATE PURCHASE AGREEMENT


                         dated as of November 15, 1996



                                     among

                    MAIL-WELL TRADE RECEIVABLES CORPORATION,

                                   as Seller,

                       CORPORATE RECEIVABLES CORPORATION,

                                 as Purchaser,

                  NORWEST BANK COLORADO, NATIONAL ASSOCIATION,

                                  as Trustee,

                                      and

                            MAIL-WELL I CORPORATION,

                                  as Servicer
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                               TABLE OF CONTENTS
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ARTICLE I
     DEFINITIONS................................................................... 1
     SECTION 1.01  Defined Terms................................................... 1
     SECTION 1.02  Other Definitional Provisions................................... 3
     SECTION 2.01  Purchase and Sale of the Certificate............................ 4

ARTICLE III
     FEES, INTEREST AND INCREASED COSTS............................................ 4
     SECTION 3.01  Fees............................................................ 4
     SECTION 3.02  Interest........................................................ 4
     SECTION 3.03  Increased Costs and Additional Interest......................... 5

ARTICLE IV
     CONDITIONS PRECEDENT.......................................................... 5
     SECTION 4.01  Conditions Precedent to the Purchaser's Obligation to
                   Purchase the  Certificate....................................... 5

ARTICLE V
     ASSIGNMENTS/TRANSFERS......................................................... 7
     SECTION 5.01  Assignments/Transfers........................................... 7
     SECTION 5.02  Rights of Transferee............................................ 7
     SECTION 5.03  Notice of Assignment/Transfer................................... 7

ARTICLE VI
     MISCELLANEOUS................................................................. 7
     SECTION 6.01  Amendments, Etc................................................. 7
     SECTION 6.02  Notices, Etc.................................................... 8
     SECTION 6.03  No Waiver; Remedies............................................. 8
     SECTION 6.04  Binding Effect; Survival........................................ 8
     SECTION 6.05  No Proceedings.................................................. 8
     SECTION 6.06  Captions and Cross References................................... 8
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     SECTION 6.07  Governing Law.................................. 9
     SECTION 6.08  Submission to JurisdictioN..................... 9
     SECTION 6.09  Waiver of Jury TriaL........................... 9
     SECTION 6.10  Execution in Counterparts...................... 9


                SERIES 1996-1 CERTIFICATE PURCHASE AGREEMENT dated as of November 15, 1996 among MAIL-WELL TRADE RECEIVABLES CORPORATION, as seller (the "Seller"), CORPORATE RECEIVABLES CORPORATION, as purchaser (the
 ------
"Purchaser"),NORWEST BANK COLORADO, NATIONAL ASSOCIATION, as trustee (the
 ---------
"Trustee"), and MAIL-WELL I CORPORATION, as servicer (the "Servicer").
 -------                                                   --------

                In consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.01  Defined Terms.
                       -------------
                Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                "Agreement" shall mean this Series 1996-1 Certificate Purchase
                 ---------
Agreement as the same may be amended, supplemented, restated or otherwise modified from time to time.

                "Assignment" shall have the meaning specified in the Series
                 ----------
1996-1 Asset Purchase Agreement.

                "Certificate Purchase Price" shall have the meaning specified in
                 --------------------------
Section 2.01(a) of this Agreement.

                "CNAI" shall mean Citicorp North America, Inc., as agent for the
                 ----
Purchaser.

                "GAAP" shall mean generally accepted accounting principles in
                 ----
the United States, as in effect from time to time.

                "Liquidity Provider" shall mean the liquidity providers party to
                 ------------------
the Series 1996-1 Asset Purchase Agreement, as their names appear on the signature page thereto and any successors, permitted transferees and assigns thereof.

                "Liquidity Provider Commitment" shall have the meaning specified
                 -----------------------------
in the Series 1996-1 Asset Purchase Agreement.

                "Maximum Invested Amount" shall mean $100,000,000.
                 -----------------------

                "Note" shall mean the commercial paper or other promissory note
                 ----
issued by the Purchaser.

                "Obligations" shall mean all obligations of the Seller and the
                 -----------
Servicer to the Trustee, the Trust, the Purchaser, the Liquidity Providers and their respective successors, permitted transferees and assigns, arising under or in connection with the Transaction Documents, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

                "Ownership Interest" shall have the meaning specified in the
                 ------------------
Series 1996-1 Asset Purchase Agreement.

                "Percentage Interest" shall have the meaning specified in the
                 -------------------
Series 1996-1 Asset Purchase Agreement.

                "Permitted Assignee" shall have the meaning specified in the
                 ------------------
Series 1996-1 Asset Purchase Agreement.

                "Pooling and Servicing Agreement" shall mean the Pooling and
                 -------------------------------
Servicing Agreement, dated as of the date hereof, among the Seller, the Servicer and the Trustee, as the same may from time to time be amended, supplemented, restated or otherwise modified.

                "Purchaser" shall have the meaning specified in the preamble to
                 ---------
this Agreement.

                "S&P" shall mean Standard & Poor's Ratings Service, a division
                 ---
of The McGraw-Hill Companies, or its successor.

                "Seller" shall have the meaning specified in the preamble to
                 ------
this Agreement.

                "Seller Receivable" shall mean a Receivable acquired by the
                 -----------------
Seller pursuant to the Purchase Agreement other than those reconveyed to the Seller pursuant to Section 5.04 of the Purchase Agreement.

                "Series 1996-1 Asset Purchase Agreement" shall mean the Series
                 --------------------------------------
1996-1 Asset Purchase Agreement, dated as of the date hereof, among Banque Paribas, New York Branch as liquidity agent thereunder, the Liquidity Providers
party thereto, the Purchaser and         , as the same may from time to time be
amended, supplemented, restated or otherwise modified.

                "Series 1996-1 Supplement" shall mean the Series 1996-1
                 ------------------------
Supplement dated as of the date hereof to the Pooling and Servicing Agreement, among the Seller, the Servicer and the Trustee, as the same may from time to time be amended, supplemented, restated or otherwise modified.

                "Servicer" shall have the meaning, initially, specified in the
                 --------
preamble to this Agreement, and after the appointment of a Successor Servicer pursuant to the terms of the Pooling and Servicing Agreement, shall mean the Successor Servicer.

                "Transaction Documents" shall mean, collectively, this
                 ---------------------
Agreement, the Series Certificate, the Pooling and Servicing Agreement, the Purchase Agreement, the Series 1996-1 Supplement, the Series 1996-1 Asset Purchase Agreement, the Articles or Certificate of Incorporation and the By-Laws of the Seller and any other agreement or instrument related or delivered pursuant to any of the foregoing documents.

                "Trust" shall mean the Mail-Well Receivables Master Trust
                 -----
created by the Pooling and Servicing Agreement.

                "Trustee" shall mean Norwest Bank Colorado, National
                 -------
Association, solely in its capacity as trustee on behalf of the Trust, or its successor in interest, or any successor trustee appointed as herein provided.

                "UCC" shall mean the Uniform Commercial Code, as amended from
                 ---
time to time, as in effect in any applicable or specified jurisdiction.

                SECTION 1.02 Other Definitional Provisions. (a) As used herein,
                             -----------------------------
in the Certificate and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

                (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to a Section, subsection, Schedule and Exhibit in or to this Agreement unless otherwise specified.

                (c) All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Series 1996-1 Supplement.

                                   ARTICLE II

                            PURCHASE AND SALE OF THE
                                  CERTIFICATE

         SECTION 2.01 Purchase and Sale of the Certificate. (a) On the terms
                      ------------------------------------
and subject to the conditions set forth in the Pooling and Servicing Agreement, the Series 1996-1 Supplement and this Agreement, and in reliance on the covenants, representations and agreements set forth herein, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Certificate on the Closing Date for an initial price not to exceed the Maximum Invested Amount, as may be agreed by the Seller and the Purchaser on the Closing Date (the "Certificate Purchase Price").
           --------------------------

         (b) On the Closing Date, the Seller will deliver to the Series Representative, on behalf of the Purchaser, the Certificate, dated the Closing Date, registered in the name of the Purchaser and duly authenticated in accordance with the provisions of the Pooling and Servicing Agreement against delivery by the Series Representative, on behalf of the Purchaser, to the Seller of the Certificate Purchase Price.


                                  ARTICLE III

                       FEES, INTEREST AND INCREASED COSTS

         SECTION 3.01 Fees. The Seller shall pay to the Series Representative
                      ----
such fees for its own account and for the account of the Purchaser in such amounts and at such times as set forth in the Fee Letter.

         SECTION 3.02 Interest. Interest shall accrue and be payable as provided
                      --------
in the Series 1996-1 Supplement.

         SECTION 3.03 Increased Costs and Additional Interest. The Seller shall
                      ---------------------------------------
pay such increased costs and additional costs and interest in such amounts, at such times and to such parties as set forth in the Series 1996-1 Supplement.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         SECTION 4.01 Conditions Precedent to the Purchaser's Obligation to
                      -----------------------------------------------------
Purchase the Certificate. The obligation of the Purchaser to purchase the
------------------------
Certificate on the Closing Date is
subject to the condition precedent that the conditions precedent under the Purchase Agreement, the Series 1996-1 Supplement and the Pooling and Servicing Agreement have been satisfied to the reasonable satisfaction of (or waived in writing by) the Liquidity Agent, the Series Representative, CNAI and the Purchaser and to the satisfaction of the following conditions precedent:

                (a) The representations and warranties of the Seller and the Originator contained in the Purchase Agreement and the Pooling and Servicing Agreement are correct in all material respects on and as of the Closing Date as though made on such day (and shall be deemed to have been made on such day);

                (b) No event shall have occurred and be continuing, or would result from the transactions contemplated by this Agreement that constitutes a Pay Out Event or an Incipient Pay Out Event;

                (c) The Series Representative and the Liquidity Agent shall have received on or before the Closing Date each of the following items, each (unless otherwise indicated) dated the Closing Date, in form and substance satisfactory to the Series Representative:

                (i) Acknowledgment copies or stamped receipt copies of proper financing statements (Form UCC-1) or other similar instruments or documents, as may be necessary or, in the opinion of the Series Representative and the Liquidity Agent, desirable under the UCC or any comparable law to perfect the first priority position of the sale by the Seller to the Trust of the Receivables and the proceeds thereof.

                (ii) Acknowledgment copies or stamped receipt copies of proper financing statements (Form UCC-3) or other similar instruments or documents, if any, as may be necessary or, in the opinion of the Series Representative and the Liquidity Agent, desirable under the UCC or any comparable law to release all security interests and other rights of any Person (other than the Seller and the Trust) in the Receivables and the proceeds thereof.

                (iii) A certificate of the Secretary or Assistant Secretary of Seller, the Servicer and the Trustee, dated the date hereof, certifying (i) the names and true signatures of incumbent officers of such Person authorized to sign this Agreement and the other documents to be delivered by it hereunder, (ii) that the copy of the certificate of incorporation of such Person attached thereto is a complete and correct copy and that such certificate of incorporation has not been amended, modified or supplemented and is in full force and effect, (iii) that the copy of the by-laws of such Person attached thereto is a complete and correct copy and that such by-laws have not been amended, modified or supplemented and are in full force and effect, (iv) that the copy of the resolutions of such Person's board of directors attached thereto approving and authorizing the execution, delivery and performance by such Person of the Transaction Documents to which such Person is a party and the documents related thereto is a complete and correct copy and that such. resolutions have not been amended, modified or supplemented and are in full force and effect.

                (iv) Completed requests for information, dated on or before the Closing Date, listing all effective financing statements filed in the jurisdictions referred to in clause (ii) above that name the Seller as debtor, together with copies of such other financing statements (none of which (after giving effect to the UCC-3 amendments described in clause (ii) above) shall cover any Receivable).

                (v)  A Tax Opinion.

                (vi) Copies of executed lockbox agreements in form and substance satisfactory to the Series Representative and the Liquidity Agent with respect to each Lockbox Account, duly executed by the Seller, the Lockbox Bank holding such Lockbox Account and any other parties thereto.

                (d) The Series Representative and the Liquidity Agent shall have determined, in each case, in its sole discretion, that the Certificate has a credit quality equivalent to a rating of at least Baa3 by Moody's and at least BBB- by S&P; and

                (e) The Series Representative and the Liquidity Agent shall have received, as applicable, such other approvals, opinions or documents as either or both of them may request.


                                   ARTICLE V

                             ASSIGNMENTS/TRANSFERS

         SECTION 5.01 Assignments/Transfers. The Purchaser may assign its rights
                      ---------------------
or delegate its obligations hereunder or any interest herein to any Person, subject to the terms of this Agreement, or transfer the Certificate to any Person, subject to the terms of the Pooling and Servicing Agreement and the Series 1996-1 Supplement, in each case without the consent of the Seller, including, without limitation the transfer of the Certificate to the Liquidity Providers pursuant to the terms of the Series 1996-1 Asset Purchase Agreement.

         SECTION 5.02 Rights of Transferee. Upon the transfer by the Purchaser
                      --------------------
of the Certificate (a) the transferee receiving such transfer shall have all of the rights of the Purchaser with respect to the Certificate and (b) all references to the Purchaser in the Transaction Documents shall be deemed to apply to such transferee to the extent of its interest in the related Collections.

         SECTION 5.03 Notice of Assignment/Transfer. The Purchaser shall
                      -----------------------------
promptly provide notice to the Seller, the Trustee and the Series Representative of any assignment of its rights or delegation of its obligations hereunder or any interest herein or a transfer of the Certificate by the Purchaser to any transferee.

                                   ARTICLE VI

                                 MISCELLANEOUS

         SECTION 6.01 Amendments, Etc. This Agreement and the rights and
                      ---------------
obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by all parties hereto in accordance with this
Section 6.01. This Agreement may be amended from time to time by all parties hereto (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any other Transaction Document, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Transaction Document that shall not be inconsistent with the provisions of this Agreement or any Transaction Document, and (iv) to change, modify, delete or add any other obligation of any of the parties hereto.

         SECTION 6.02 Notices, Etc. All Notices provided for hereunder shall,
                      ------------
unless otherwise stated herein, be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, return receipt requested, or sent by facsimile transmission (i) in the case of the Seller, to 23 Inverness Way East, Suite 160, Englewood, Colorado 80112, (ii) in the case of the Purchaser, to 450 Mamaroneck Avenue, Harrison, New York 10528, (iii) in the case of the Trustee, to 1740 Broadway, Denver, Colorado 80274, (iv) in the case of the Servicer, to 23 Inverness Way East, Englewood, Colorado 80112 and (v) as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

         SECTION 6.03 No Waiver; Remedies. No failure to exercise and no delay
                      -------------------
in exercising, on the part of any party hereto, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         SECTION 6.04 Binding Effect; Survival. This Agreement shall be binding
                      ------------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns, and the provisions of Sections 3.03 and 3.04 shall inure to the benefit of the Liquidity Providers and their respective successors and assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until one year and one day after the earlier of the date on which all Obligations are paid in full or the Trust shall terminate in accordance with the Pooling and Servicing Agreement. The provisions of Sections
3.03 and 3.04 shall be continuing and shall survive any termination of this Agreement.

         SECTION 6.05 No Proceedings. The Seller, the Trustee and the Servicer
                      --------------
each hereby agrees that it will not institute against the Purchaser, or join any other Person in instituting against the Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law for one year and one day after the latest maturing Note issued by the Purchaser is paid.

         SECTION 6.06 Captions and Cross References. The various captions
                      -----------------------------
(including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

         SECTION 6.07 Governing Law. This Agreement shall be governed by, and
                      -------------
construed in accordance with, the law of the State of New York (without giving effect to the conflict of law principles thereof).

         SECTION 6.08 Submission to Jurisdiction. Each party hereto hereby
                      --------------------------
irrevocably submits to the non-exclusive jurisdiction of any federal court of the United States of America sitting in New York City or, if jurisdiction is not available in such federal court, New York state court, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other transaction document, and hereby (a) irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court; and (b) irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. As an alternative method of service, the Seller also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Servicer at its address specified herein. Nothing in this Section
6.08 shall
affect the right of any party hereto to bring any action or proceeding against another party hereto or any of its properties in the courts of any other jurisdiction.

         SECTION 6.09 Waiver of Jury Trial. Each party hereto waives any right
                      --------------------
to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Agreement, any other Transaction Document, or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course of conduct, course of dealing, statements (whether verbal or written), actions of any of the parties hereto or any other relationship existing in connection with this Agreement or any other Transaction Document, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

         SECTION 6.10 Execution in Counterparts. This Agreement may be executed
                      -------------------------
in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

                          [SIGNATURE PAGE TO FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                MAIL-WELL TRADE RECEIVABLES
                                  CORPORATION, as Seller

                                By________________________________
                                  Name:
                                  Title:


                                CORPORATE RECEIVABLES CORPORATION,
                                   as Purchaser

                                By:  Citicorp North America, Inc.


                                     By __________________________
                                        Name:
                                        Title:


                                NORWEST BANK COLORADO, NATIONAL
                                   ASSOCIATION, as Trustee

                                By __________________________
                                        Name:
                                        Title:

                                MAIL-WELL I CORPORATION,
                                  as Servicer

                                By __________________________
                                        Name:
                                        Title:

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